UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hartford Funds Exchange-Traded Trust Lattice Strategies Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARTFORD FUNDS EXCHANGE-TRADED TRUST
on behalf of

Hartford Corporate Bond ETF
Hartford Quality Bond ETF

LATTICE STRATEGIES TRUST
on behalf of

Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Global Small Cap ETF
Hartford Multifactor Low Volatility International Equity ETF
Hartford Multifactor Low Volatility US Equity ETF
Hartford Multifactor REIT ETF
Hartford Multifactor US Equity ETF

July 21, 2017

Dear Shareholders:

You are cordially invited to attend a Joint Special Meeting of Shareholders (the "Meeting") of the series listed above (each a "Fund" and collectively, the "Funds") of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust, each a Delaware statutory trust (each a "Trust" and together, the "Trusts"). The Meeting will take place on October 3, 2017 at 10:00 a.m. Eastern time at the offices of Hartford Funds Management Company, LLC ("HFMC"), 690 Lee Road, Wayne, Pennsylvania 19087.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Special Meeting of Shareholders. As explained in the enclosed Joint Proxy Statement, the purpose of the Meeting is for the shareholders of each Trust to consider and vote on the election of nominees to the Boards of Trustees of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust (together, the "Boards") and to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Boards have reviewed the proposal and recommend that you vote FOR the proposal. The Joint Proxy Statement provides more information on the nominees. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Joint Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of HFMC, any of its affiliates, or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares.

Very truly yours,

/s/ Alice A. Pellegrino

Alice A. Pellegrino
Secretary and Vice President

IMPORTANT INFORMATION

We encourage you to read the enclosed Joint Proxy Statement in its entirety. However, we thought it would be helpful to provide brief answers to some questions.

Q. 1.  What Proposals are shareholders being asked to consider at the upcoming shareholder meeting?

A. 1.  Shareholders are being asked to consider one proposal. The Proposal seeks the election by shareholders of the series (each a "Fund" and collectively, the "Funds") of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust (each a "Trust" and together, the "Trusts") of ten individuals to each Trust's Board of Trustees (each a "Board" and together, the "Boards").

Q. 2.  Who is being nominated to serve as Trustees?

A. 2.  Shareholders are being asked to consider the election of Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, James E. Davey, Christine Detrick, Duane E. Hill, William P. Johnston, Phillip O. Peterson, Lemma W. Senbet and David Sung (each a "Nominee" and together, the "Nominees") as Trustees. Ms. Beery and Mr. Sung are current members of each Board. If each of the Nominees is elected to each Board, each Board will be composed of the same ten trustees.

Q. 3.  How were the Nominees chosen?

A. 3.  Each Trust's Nominating and Governance Committee is responsible for screening and recommending candidates to the Board. The Nominating and Governance Committees are comprised of all of the Trustees who are not "interested persons" of the Trusts, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Nominating and Governance Committees recommended each Nominee and, at a meeting held on June 15, 2017, the Nominees were unanimously nominated by the Boards to stand for election.

Q. 4.  Who will pay the costs incurred in connection with the Meeting?

A. 4.  Hartford Funds Management Company, LLC ("HFMC") will pay the expenses relating to the enclosed Notice and Joint Proxy Statement and the Meeting, including printing, mailing, solicitation, vote tabulation, legal fees and out-of-pocket expenses.

Q. 5.  Do the Boards recommend that shareholders approve the Proposal?

A. 5.  Yes. The Boards recommend that you vote FOR the Proposal.

Q. 6.  Who is eligible to vote?

A. 6.  Shareholders owning shares as of the close of business on July 10, 2017 may vote at the Meeting or any adjournment(s) or postponement(s) thereof. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

Q. 7.  How can I vote?

A. 7.  You can vote:

•  By mail: complete and return your proxy card in the pre-addressed postage-paid envelope.

•  By telephone: call the toll-free number listed on your proxy card and follow the recorded instructions.

•  By internet: log on the website listed on your proxy card and follow the on-screen instructions.

•  In person: attend the meeting on October 3, 2017 at 10:00 a.m. Eastern time at the offices of HFMC, 690 Lee Road, Wayne, Pennsylvania 19087.

Whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

If you hold your shares through a broker or other nominee, your broker or nominee will not vote your shares unless you provide instructions to your broker or nominee on how to vote your shares. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

Q. 8.  When should I vote?

A. 8.  Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting on October 3, 2017. Representatives of HFMC, any of its affiliates and Broadridge Financial Solutions, Inc., a firm authorized by HFMC to assist in the solicitation of proxies, may be contacting you to urge you to vote on these important matters.

Q. 9  Where can I obtain additional information about this Joint Proxy Statement?

A. 9.  For information about the proxy statement, please call toll-free 1-888-340-0222.

To view or obtain a copy of the most recent annual or semi-annual report of the Funds, please go to www.hartfordfunds.com. To view the Joint Proxy Statement, please go to www.hartfordfunds.com/ETFproxy on or after July 21, 2017.

THE ATTACHED JOINT PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL.
PLEASE READ IT CAREFULLY.

HARTFORD FUNDS EXCHANGE-TRADED TRUST
on behalf of

Hartford Corporate Bond ETF
Hartford Quality Bond ETF

LATTICE STRATEGIES TRUST
on behalf of

Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Global Small Cap ETF
Hartford Multifactor Low Volatility International Equity ETF
Hartford Multifactor Low Volatility US Equity ETF
Hartford Multifactor REIT ETF
Hartford Multifactor US Equity ETF

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

A Joint Special Meeting of Shareholders (the "Meeting") of the series listed above (each a "Fund" and collectively, the "Funds") of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust, each a Delaware statutory trust (each a "Trust" and together, the "Trusts"), will take place on October 3, 2017 at 10:00 a.m. Eastern time at the offices of Hartford Funds Management Company, LLC ("HFMC"), 690 Lee Road, Wayne, Pennsylvania 19087 to consider and vote on the election of nominees to the Boards of Trustees of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust (together, the "Boards") and to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

The Boards recommend that you vote FOR each of the nominees. Shareholders of record at the close of business on July 10, 2017 are entitled to notice of and to vote at the Meeting.

Please read the enclosed Joint Proxy Statement carefully for information concerning the Proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Joint Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE JOINT PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

  On behalf of the Boards,

  /s/ Alice A Pellegrino

  Alice A Pellegrino
  Secretary and Vice President

Dated: July 21, 2017

HARTFORD FUNDS EXCHANGE-TRADED TRUST
on behalf of

Hartford Corporate Bond ETF
Hartford Quality Bond ETF

LATTICE STRATEGIES TRUST
on behalf of

Hartford Multifactor Developed Markets (ex-US) ETF
Hartford Multifactor Emerging Markets ETF
Hartford Multifactor Global Small Cap ETF
Hartford Multifactor Low Volatility International Equity ETF
Hartford Multifactor Low Volatility US Equity ETF
Hartford Multifactor REIT ETF
Hartford Multifactor US Equity ETF

101 Montgomery Street, 27th Floor
San Francisco, California 94104

JOINT PROXY STATEMENT
July 21, 2017

Information about Voting and the Meeting

The enclosed proxy card is solicited by the Boards of Trustees (each a "Board" and together, the "Boards") of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust, each a Delaware statutory trust (each a "Trust" and together, the "Trusts"), in connection with the Joint Special Meeting of Shareholders (the "Meeting") of each series listed above (each, a "Fund" and collectively, the "Funds"), to be held October 3, 2017, at 10:00 a.m. Eastern time, at the offices of Hartford Funds Management Company, LLC ("HFMC"), 690 Lee Road, Wayne, Pennsylvania 19087, and at any adjournment(s) or postponement(s) of the Meeting.

Proxy Solicitor and Payment of Related Expenses

The costs of solicitation, including the cost of preparing and mailing the Notice of the Joint Special Meeting of Shareholders and this Joint Proxy Statement, will be paid by HFMC. The approximate mailing date of this Joint Proxy Statement and proxy card is July 21, 2017. Representatives of HFMC, any of its affiliates, or Broadridge Financial Solutions, Inc. ("Broadridge"), a firm authorized by HFMC to assist in the solicitation of proxies, may contact you to solicit your proxy by mail or by telephone. The costs associated with the proxy statement, including printing, mailing, solicitation, vote tabulation, legal fees and out-of-pocket expenses, will be paid by HFMC. These costs are estimated to be approximately $100,000, approximately $0 of which relate to the solicitation of proxies. As the meeting date approaches, shareholders of the Funds may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Voting and Methods of Tabulation

For Hartford Funds Exchange-Traded Trust, shareholders may revoke authority to vote their shares by (i) giving written notice of revocation to the Secretary of the Trust; (ii) properly submitting, either by Internet, mail, or telephone, a proxy bearing a later date; or (iii) appearing at the meeting and voting in person. For Lattice Strategies Trust, where the proxy does not state that it is irrevocable, shareholders may revoke authority to vote their shares by (i) giving written notice of revocation to the Trust; (ii) executing a subsequent proxy; (iii) attending the meeting and voting in person; or (iv) revoking using any electronic, telephonic, computerized or other alternative means authorized by the Trustees. For Lattice Strategies Trust, a proxy may also be revoked by providing written notice of the death or incapacity of the maker of that proxy before the vote pursuant to that proxy is counted. Attendance at the meeting will not by itself constitute revocation of a proxy. As beneficial owners of shares held through a broker or other nominee, shareholders must contact the

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organization that holds their shares to receive instructions as to how to revoke voting instructions. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" the election of each of the nominees for Trustee of each Trust. In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. Shareholders can vote their shares "FOR" or "WITHHOLD" the vote for their shares for each nominee. Abstentions and broker non-votes (proxy cards received by each Trust, as applicable, from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have no effect on the vote on the Proposal. As far as the Boards are aware, no matters other than those described in this Joint Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters in their discretion.

Shareholder Voting

Shareholders may authorize their proxy to vote by completing and returning the enclosed proxy card. Shareholders may also authorize their proxy to vote by touchtone telephone or by internet by following the instructions on the proxy card. To authorize their proxy to vote by internet or by telephone, shareholders will need the "control number" that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

The principal solicitation of proxies will be by the mailing of this Joint Proxy Statement beginning on or about July 21, 2017, but proxies may also be solicited from a representative of HFMC, any affiliate or from our proxy solicitor, Broadridge. If we have not received your vote as the date of the Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to shareholders.

In all cases where a telephonic proxy is solicited by Broadridge, the Broadridge representative is required to ask for each shareholder's full name and address, or the zip code, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to the Broadridge representative, then the Broadridge representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the

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applicable Proposals. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement. The Broadridge representative will record the shareholder's instructions on the card.

Within 72 hours, the shareholder will be sent a letter or e-mail to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation.

Although a shareholder's vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the internet as set forth on the proxy card. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

Only those shareholders owning shares as of the close of business on July 10, 2017 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Appendix A sets forth the issued and outstanding shares of each Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal described in this Joint Proxy Statement.

Quorum and Adjournment

The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Meeting shall constitute a quorum. If a quorum is not present or if a quorum is present but sufficient votes to approve any Proposal are not received, with respect to Hartford Funds Exchange-Traded Trust, the chairman of the Meeting may adjourn the Meeting to a subsequent date and, with respect to Lattice Strategies Trust, the Meeting may be adjourned by a vote of the majority of the shares represented at the meeting, either in person or by proxy, except that broker non-votes will have no effect on the vote. A shareholder vote may be taken for each Proposal in this Joint Proxy Statement prior to any adjournment provided that there is a quorum. If a Proposal is considered and receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be adopted and shall not require any further shareholder approval at any adjournment or otherwise. At any subsequent reconvening of the Meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Meeting.

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Important Notice Regarding the Availability of Proxy Materials
For the Joint Special Meeting of Shareholders to be Held on October 3, 2017

Copies of the Funds' most recent annual and semi-annual reports, including financial statements, are available at no charge by visiting www.hartfordfunds.com; by sending a written request to Hartford Funds, 101 Montgomery Street, 27th Floor, San Francisco, California 94104; or by calling 1-888-340-0222.

To view the Joint Proxy Statement and obtain voting information, please go to www.proxyvote.com on or after July 21, 2017 and enter the Control Number located on your proxy card. You may also obtain a copy of the Joint Proxy Statement at www.hartfordfunds.com/ETFproxy. For information about the proxy statement, please call toll-free 1-888-340-0222.

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PROPOSAL

ELECTION OF TRUSTEES

At the Meeting, shareholders will be asked to elect members of each Board, each to serve an indefinite term. Each Board has nominated each of Hilary E. Ackermann, Robin C. Beery, Lynn S. Birdsong, James E. Davey, Christine Detrick, Duane E. Hill, William P. Johnston, Phillip O. Peterson, Lemma W. Senbet and David Sung (each a "Nominee" and together, the "Nominees") as Trustees.

Ms. Beery and Mr. Sung are current members of each Board and have previously been elected by shareholders. Mses. Ackerman and Detrick, Messrs. Birdsong, Davey, Hill, Johnston and Peterson and Dr. Senbet are not currently members of either Board. Each Nominee is also a director/trustee of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Funds Master Fund and Hartford Funds NextShares Trust. Each Nominee, with the exception of Mr. Davey, is an independent or disinterested person, which means they are not "interested persons" of the Trusts, as defined in the Investment Company Act of 1940 ("1940 Act"). Such individuals are commonly referred to as "Independent Trustees."

Pertinent information regarding each Nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen or to be overseen and other directorships held is set forth below. Shareholders wishing to send communications to the Nominees may submit written correspondence, directed to the Nominees, in care of the applicable Trust's Secretary, Alice A. Pellegrino, c/o Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087.

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Nominees for Election as Independent Trustee (not previously elected by shareholders):

Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Hilary E. Ackermann (1956)	None	N/A	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	86

Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present. Ms. Ackerman also serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

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Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Lynn S. Birdsong (1946)	None	N/A

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

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Mr. Birdsong serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

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Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Christine Detrick (1958)	None	N/A	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	86

Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present). Ms. Detrick also serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

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Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Duane E. Hill (1945)	None	N/A	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	86

Mr. Hill serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

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Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
William P. Johnston (1944)	None	N/A

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O'Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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Mr. Johnston serves as Independent Chairman of the Board of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

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Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Phillip O. Peterson (1944)	None	N/A	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	86

Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen). Mr. Peterson also serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

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Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Lemma W. Senbet (1946)	None	N/A

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

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Dr. Senbet serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

*  Each Trustee may serve until his or her successor is elected and qualifies.

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Nominees for Election as Independent Trustee (previously elected by shareholders):

Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
Robin C. Beery (1967)	Trustee and Chairperson of the Nominating and Governance Committee	Since December 2016(1) Since December 2014(2)	Ms. Beery has served as a Consultant of ArrowMark Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	86

Ms. Beery serves as an Independent Director of UMB Financial Corporation (January 2015 to present). Ms. Beery also serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

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Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
David Sung (1953)	Trustee and Chairman of the Audit Committee	Since December 2016(1) Since December 2014(2)	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	86

Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios). Mr. Sung also serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

*  Each Trustee may serve until his or her successor is elected and qualifies.

(1)  For Hartford Funds Exchange-Traded Trust.

(2)  For Lattice Strategies Trust.

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Nominee for Election as Interested Trustee (not previously elected by shareholders):

Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in Fund Complex to be Overseen by Nominee for Trustee	Other Directorships Held by Nominee for Trustee
James E. Davey** (1964)	None	N/A

Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC ("HFD"). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company ("HASCO"). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC ("HFMC") and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. ("HFMG"). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

86

Mr. Davey serves as Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and Trustee of Hartford Funds Master Fund and Hartford Funds NextShares Trust.

*  Each Trustee may serve until his or her successor is elected and qualifies.

**  "Interested person," as defined in the 1940 Act, of the Trusts because of the person's affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

Trustee Qualifications

The governing documents for the Trusts do not set forth any specific qualifications to serve as a Trustee. The Charter for the Nominating and Governance Committee sets forth potential considerations for the Committee when selecting

16

nominees to serve as Independent Trustees, including: professional experience, education, skill and other individual qualities and attributes that contribute to the Board. The Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board's composition.

Each Board has concluded, based on each Nominee's experience, qualifications, attributes and/or skills, on an individual basis and in combination with those of other Nominees, that each Nominee is qualified to serve as a Trustee for the Funds. Among the attributes and skills common to all Nominees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Funds, the ability to interact effectively with management and service providers, and the ability to exercise independent business judgment. Where applicable, the Boards have considered the actual service of the Nominee in concluding that the Nominee should continue to serve as a Trustee. Each Nominee's ability to perform his or her duties effectively has been attained through the Nominee's education and work experience, as well as service as a trustee for the Funds and/or other entities. Set forth below is a brief description of the specific experience of each Nominee. Additional details regarding the background of each Nominee is included in the chart earlier in this section.

Hilary E. Ackermann.  Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong. Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years. He has served as a director of other mutual funds for more than ten years.

Robin C. Beery. Ms. Beery has more than 25 years of experience in senior and executive leadership positions in the financial services industry including extensive experience related to the global distribution of mutual funds and institutional strategies for a large investment adviser.

James E. Davey. Mr. Davey joined The Hartford in 2002 and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Prior to joining The Hartford, Mr. Davey served in various management roles at Merrill Lynch, including director of 401(k) alliance management and director of corporate and institutional 401(k) product management, overseeing product profitability and marketing strategy. Mr. Davey currently serves on the Board of Governors for the Investment Company Institute (ICI).

Christine Detrick. Ms. Detrick has over thirty years of experience leading and advising financial services companies and investors. She previously served as a director, head of the Americas financial services practice and senior advisor at a

17

management consulting firm, and as the chief executive officer of a private savings bank.

Duane E. Hill. Mr. Hill has more than thirty-five years' experience in senior executive positions in the banking, venture capital and private equity industries.

William P. Johnston. Mr. Johnston has more than forty years of experience in senior leadership positions in the health care, investment banking and legal professions. He currently serves as an operating executive to a global private equity and other alternative asset investment firm and serves on other boards. He previously served as managing director and head of investment banking, CEO and vice chairman for an investment bank.

Phillip O. Peterson. Mr. Peterson was a partner of a major accounting firm, providing services to the investment management industry. He has served as an independent president of a mutual fund complex, and he serves on another mutual fund board.

Lemma W. Senbet. For more than thirty years, Dr. Senbet has served as a professor of finance, including serving as the Director of Center for Financial Policy and as the chair of the finance department at a major university. He has served the finance profession in various capacities, including as a director or officer of finance associations.

David Sung. Mr. Sung is an experienced financial services and auditing professional with over 37 years of experience serving clients in the investment management business.

Pertinent information regarding each officer's principal occupation and business experience during at least the past five years is set forth below. Except as noted below, the address for each officer is c/o Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087.

18

Current Officers

Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years
Darek Wojnar (1965)	President and Chief Executive Officer	President and Chief Executive Officer since December 2016(1) President since December 2014; Chief Executive Officer since June 2017(2)

Head of Exchange-Traded Funds, Hartford Funds (2016 to Present); Managing Director, Lattice Strategies LLC (2014 to 2016); Managing Director, BlackRock (including Barclays Global Investors acquired by BlackRock) (2005 - 2013).

Joseph G. Melcher (1973)	Chief Compliance Officer and Vice President	Since December 2016(1) Since June 2017(2)

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and Hartford Administrative Services Company ("HASCO"). Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Walter F. Garger (1965)	Chief Legal Officer and Vice President	Since December 2016

Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.

19

Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years
Andrew S. Decker (1963)	AML Compliance Officer	Since December 2016(1) Since June 2017(2)

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Albert Y. Lee (1979)	Treasurer, Chief Financial Officer and Vice President	Treasurer, Chief Financial Officer and Vice President since December 2016(1) Treasurer since December 2014; Chief Financial Officer and Vice President since June 2017(2)

Head of Systemic Strategies and ETF Operations (2016 to Present); Managing Director & Chief Operating Officer, Lattice Strategies LLC (2009-2016); Chief Operating Officer, Avicenna Capital Management (2007-2009); Chief Financial Officer, Steeple Capital LP (2005-2007).

Alice A. Pellegrino (1960)	Secretary and Vice President	Since December 2016(1) Since June 2017(2)

Ms. Pellegrino currently serves as Vice President of Hartford Life Insurance Company ("HLIC") and HFMG. Ms. Pellegrino has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.

Vernon J. Meyer (1964)	Vice President	Since December 2016

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

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Name and Year of Birth	Position Held with the Trusts	Term of Office* and Length of Time Served	Principal Occupation(s) During Last 5 Years
Laura S. Quade (1969)	Vice President	Since December 2016

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

*  Each officer may serve until his or her successor is elected or appointed.

(1)  For Hartford Funds Exchange-Traded Trust.

(2)  For Lattice Strategies Trust.

Additional information about the Trusts and the independent registered public accounting firm of the Trusts is provided in Appendix B.

REQUIRED VOTE

For Hartford Funds Exchange-Traded Trust, a plurality of the votes properly cast in person or by proxy at the Meeting is required for the election of trustees. For Lattice Strategies Trust, a majority of the outstanding shares voted is required for the election of trustees. Because each Fund is a series of its respective Trust, each shareholder vote will be counted together with the votes of shareholders of the other series of the applicable Trust, voting as a single class in the election of trustees. Unless otherwise instructed, the proxies will vote all properly executed proxy cards and voting instruction cards "FOR" the Nominees. Each of the Nominees has consented to serve as a Trustee if elected.

The Boards unanimously recommend that you vote "FOR" the Proposal.

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OTHER MATTERS

Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in their discretion.

OTHER SERVICE PROVIDERS

The following companies also provide services to the Funds.

Hartford Funds Exchange-Traded Trust. HFMC serves as the investment manager for the Funds. In addition, HFMC, its affiliate(s) or certain third-party service providers provide administrative services to the Trust, including personnel, services, equipment and facilities and office space for proper operation of the Trust. The principal business address for HFMC is 690 Lee Road, Wayne, Pennsylvania 19087. State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, also provides administrative services to the Trust. ALPS Distributors, Inc. ("ALPS"), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Funds' principal underwriter.

Lattice Strategies Trust. Lattice Strategies LLC ("Lattice Strategies"), serves as the investment adviser for the Funds. The principal business address for Lattice Strategies is 101 Montgomery Street, 27th Floor, San Francisco, California 94104. State Street provides administrative services to the Trust and ALPS serves as the Funds' principal underwriter.

SHAREHOLDER MAILINGS

To help lower the impact of operating costs, each Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the applicable Fund may send only one prospectus, annual report, semi-annual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the applicable Fund at 1-415-315-6600 or writing to the applicable Fund at Hartford Funds, 101 Montgomery Street, 27th Floor, San Francisco, California 94104, and requesting additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.

A copy of the Trusts' most recent annual reports, as available, or a copy of the prospectuses or proxy statement, is available upon request, and without charge.

Please go to www.hartfordfunds.com/ETFproxy to view the proxy statement on the internet or call 1-888-340-0222 and a copy will be sent without charge. Please go to www.hartfordfunds.com to view the Trusts' annual reports or prospectuses on

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the internet or contact the applicable Fund at Hartford Funds, 101 Montgomery Street, 27th Floor, San Francisco, California 94104 or call 1-888-340-0222 and a copy will be sent without charge by first class mail within three business days of your request.

SHAREHOLDER PROPOSALS

The Funds are not required to hold shareholder meetings annually and none of the Funds currently intend to hold such meetings, unless shareholder action is required in accordance with the 1940 Act or other applicable law. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, a shareholder proposal must be submitted to the applicable Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal laws. The timely submission of a proposal does not guarantee its inclusion. As of the date of this Joint Proxy Statement, no shareholder proposals had been submitted for this Shareholder Meeting.

  On behalf of the Boards of Trustees,

  /s/ Alice A. Pellegrino

  Alice A. Pellegrino
  Secretary

July 21, 2017

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INDEX OF APPENDICES

Appendix A  Fund Shares Outstanding

Appendix B  Additional Information About the Trusts and Independent Registered Public Accounting Firm

Beneficial Ownership of the Trustees and Nominees
Management Compensation
Board Meetings, Committees and Other Related Matters
Independent Registered Public Accounting Firm

Appendix C  Nominating and Governance Committee Charter

Appendix D  Beneficial Owners

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APPENDIX A

FUND SHARES OUTSTANDING ON JUNE 30, 2017

HARTFORD FUNDS EXCHANGE-TRADED TRUST

Fund	Shares Outstanding on June 30, 2017
Hartford Corporate Bond ETF	300,000
Hartford Quality Bond ETF	400,000

LATTICE STRATEGIES TRUST

Fund	Shares Outstanding on June 30, 2017
Hartford Multifactor Developed Markets (ex-US) ETF	3,000,000
Hartford Multifactor Emerging Markets ETF	1,700,000
Hartford Multifactor Global Small Cap ETF	500,000
Hartford Multifactor Low Volatility International Equity ETF	100,000
Hartford Multifactor Low Volatility US Equity ETF	150,000
Hartford Multifactor REIT ETF	700,000
Hartford Multifactor US Equity ETF	1,000,000

A-1

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE TRUSTS AND
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Beneficial Ownership of the Trustees and Nominees

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee of the Boards or Nominee for election as a Trustee of the Boards and on an aggregate basis in any registered investment companies overseen by the Trustee or Nominee within the Hartford Fund Family* as a group, as of June 30, 2017.

Name of Trustee or Nominee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Hartford Fund Family*
Hilary E. Ackermann	None	None	$50,001-$100,000
Robin C. Beery	None	None	$50,001-$100,000
Lynn S. Birdsong	None	None	Over $100,000
Christine Detrick	None	None	Over $100,000
Duane E. Hill	None	None	Over $100,000
William P. Johnston	None	None	Over $100,000
Phillip O. Peterson	None	None	Over $100,000
Lemma W. Senbet	None	None	Over $100,000
David Sung	None	None	None
James E. Davey	None	None	Over $100,000

*  The Hartford Fund Family currently consists of eight open-end investment companies, consisting of 86 separate series.

As of June 30, 2017, to the knowledge of each Trust's management, the trustees and officers as a group owned less than 1% of the outstanding shares of each Fund. As of this date, no person, to the knowledge of each Trust's management, owned beneficially more than 5% of the outstanding shares of any Fund, except as listed in Appendix D.

As of June 30, 2017, none of the Independent Trustees or nominees for Independent Trustee (or their immediate family members) had share ownership in securities of either Trust's investment manager, or in an entity controlling, controlled by or under common control with the investment manager of either Trust (not including registered investment companies).

Management Compensation

The Trusts pay no compensation to any Trustee or officer who is an officer or employee of HFMG, HFMC, HFD or any affiliated company. The following table sets forth the compensation each Trustee (or nominee for trustee) who is not an officer or employee of HFMG, HFMC, HFD or any affiliated company is expected to receive or received during the fiscal year ended July 31, 2017 or September 30, 2016, as applicable, from the Trusts and the entire Hartford fund complex.

Name of Person, Position	Aggregate Compensation From Hartford Funds Exchange- Traded Trust*	Aggregate Compensation From Lattice Strategies Trust**	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Complex Paid To Trustees or Nominees
Hilary E. Ackermann, Nominee for Trustee	$0	$0	$0	$0	$266,694 $230,811**	*;
Robin C. Beery, Trustee	$4,148.15	$21,000	$0	$0	$89,917 $21,000**	*;
Lynn S. Birdsong, Nominee for Trustee	$0	$0	$0	$0	$280,170 $269,651**	*;
Christine Detrick, Nominee for Trustee	$0	$0	$0	$0	$242,627 $165,459**	*;
Duane E. Hill, Nominee for Trustee	$0	$0	$0	$0	$292,901 $282,250**	*;
William P. Johnston, Nominee for Trustee	$0	$0	$0	$0	$415,637 $386,467**	*;
Phillip O. Peterson, Nominee for Trustee	$0	$0	$0	$0	$294,408 $276,410**	*;
Lemma W. Senbet, Nominee for Trustee	$0	$0	$0	$0	$244,101 $239,814**	*;
David Sung, Trustee	$4,148.15	$21,000	$0	$0	$91,917 $21,000**	*

*  Estimated for the fiscal year ended July 31, 2017.

**  For the fiscal year ended September 30, 2016.

Each Trust's Declaration of Trust provides that the Trust, to the full extent permitted by law, shall indemnify the trustees and officers of the Trust. The Declarations of Trust do not authorize the Trusts to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

Board Meetings, Committees and Other Related Matters

Each Board has established an Audit Committee and a Nominating and Governance Committee. The Trusts do not have standing compensation committees. However, each Nominating and Governance Committee is responsible for making recommendations to the applicable Board regarding the compensation of the independent members of the Board. Each Board has adopted written charters for the Audit Committee and the Nominating and Governance Committee. A copy of the Nominating and Governance Committee charter is included as Appendix C to this Joint Proxy Statement.

For Lattice Strategies Trust, during the fiscal year ended September 30, 2016, there were 4 meetings of the Boards, 2 meetings of the Audit Committees and 1 meeting of the Nominating and Governance Committee. Each Trustee attended (either in person or by telephone) 75% or more of the total number of meetings of the Board and of the Committees on which the Trustee served. As of July 31, 2016, Hartford Funds Exchange-Traded Trust had not completed a full fiscal year.

Shareholders wishing to communicate with members of the Boards of Trustees may submit a written communication directed to the Board of Trustees in care of the applicable Trust's Secretary, Alice A. Pellegrino, c/o Hartford Funds, 690 Lee Road, Wayne, Pennsylvania 19087.

Audit Committee. The Board has an Audit Committee consisting of all Independent Trustees. Mr. Sung serves as Chair. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee consisting of all Independent Trustees. Ms. Beery serves as Chair. The responsibilities of the Nominating and Governance Committee are to: (1) nominate Independent Trustees; (2) review on a periodic basis the governance structures and procedures of the Fund; (3) periodically review Trustee compensation, (4) annually review committee and committee chair assignments, (5) annually review the responsibilities and charter of each committee, (6) to plan and administer the Board's annual self-evaluation, (7) annually consider the structure, operations and effectiveness of the Nominating and Governance Committee, and (8) at least annually evaluate the independence of counsel to the Independent Trustees.

The Trustees adopted the following procedures with respect to the consideration of nominees recommended by security holders.

1.  The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

2.  The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee's nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

3.  The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate's relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.  The Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

The Nominating and Governance Committees have not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year. A copy of the Nominating and Governance Committee Charters are included in Appendix C.

Report of the Audit Committees. Regarding Lattice Strategies Trust, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Trust's financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees).

Both Audit Committees have received the written disclosures and the letter from Ernst &Young LLP ("E&Y") required by applicable requirements of the Public Company Accounting Oversight Board regarding E&Y's communication with the Audit Committees concerning independence, and the Audit Committees have discussed with E&Y the accounting firm's independence.

Regarding Lattice Strategies Trust, based upon the Audit Committee's discussion with management and E&Y, and the Audit Committee's review of the representation of management and the report of E&Y to the Audit Committee, the Audit Committee agreed to the inclusion of the Funds' Audited Financial Statements in the Funds' annual reports dated September 30, 2016 to be filed with the SEC.

Independent Registered Public Accounting Firm

The Boards of Trustees selected Ernst & Young LLP ("E&Y") as independent registered public accounting firm of the Trusts for the fiscal year ending July 31, 2017 or September 30, 2017, as applicable. E&Y also served as independent registered public accounting firm of Lattice Strategies Trust for the fiscal year ended September 30, 2016. Hartford Funds Exchange-Traded Trust had not completed its first annual fiscal period as of July 31, 2016. Representatives of E&Y are not expected to be present at the Meeting but will be available telephonically upon request.

Effective August 31, 2016, PricewaterhouseCoopers LLP ("PwC") resigned as the independent registered public accounting firm of Lattice Strategies Trust. At a meeting held on September 28, 2016, following a recommendation from the Audit Committee, a majority of the Independent Trustees of Lattice Strategies Trust selected E&Y as independent registered public accounting firm of the Trust for the fiscal year ending September 30, 2016. The reports of E&Y and PwC on the financial statements of Lattice Strategies Trust for the fiscal years ended September 30, 2016 and September 30, 2015, respectively, contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal year ended September 30, 2015 and the subsequent interim period through August 31, 2016: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such fiscal year and (ii) there were no "reportable events" of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered for the audit of Lattice Strategies Trust's annual financial statements by E&Y for the fiscal year ended September 30, 2016 and by PwC for the fiscal year ended September 30, 2015 were $60,000 and $60,000, respectively.

Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees." The aggregate fees billed for assurance and related services that are not reasonably related to the performance of the Lattice Strategies Trust audit by E&Y for the fiscal year ended September 30, 2016 and by PwC for the fiscal year ended September 30, 2015 were $0 and $3,500, respectively.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning to Lattice Strategies Trust by E&Y for the fiscal year ended September 30, 2016 and by PwC for the fiscal year ended September 30, 2015 were $0 and $30,000, respectively.

All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees." The aggregate fees billed for products and services not otherwise reported under "Audit Fees," "Audit-

Related Fees," and "Tax Fees" for the Trust for each of the fiscal years ended September 30, 2016 and September 30, 2015 were $0.

For the fiscal years ended September 30, 2016 and September 30, 2015, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

Pre-Approval of Audit and Non-Audit Services Provided. The pre-approval policies and procedures (the "Policy") adopted by the Audit Committees sets forth the procedures pursuant to which services performed by the applicable independent registered public accounting firm may be pre-approved. Main provisions of the Policy include the following:

1.  The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Trust.

2.  The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust) during the period of the independent registered public accounting firm's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

3.  The Audit Committee shall pre-approve certain non-audit services to the Trust and its Service Affiliates pursuant to procedures set forth in the Policy.

4.  The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Designated Member") to consider, on the Audit Committee's behalf, any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.  The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Trust, the Trust's investment adviser, the Services Affiliates or any other member of the investment company complex.

Pre-approval has not been waived with respect to services described above under "Audit-Related Fees," "Tax Fees' and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed for services rendered to Lattice Strategies Trust, Lattice Strategies, and Service Affiliates that provide ongoing services to Lattice Strategies Trust by E&Y for the fiscal year ended September 30, 2016 and PwC for the fiscal year ended September 30, 2015, were $0 and $33,500, respectively. These fees related to tax services and out of pocket expenses throughout the period.

APPENDIX C

NOMINATING AND GOVERNANCE COMMITTEE CHARTER
OF THE BOARD OF TRUSTEES OF
LATTICE STRATEGIES TRUST AND
HARTFORD FUNDS EXCHANGE-TRADED TRUST

(each a "Trust" and together, the "Trusts")

The Board of Trustees (the "Board") of each Trust, and their respective individual series (each a "Fund" and together, the "Funds"), has adopted this Charter to govern the activities of the Nominating and Governance Committee (the "Committee") of the Board. Its primary functions are to oversee the effective functioning of the Board and its committees and to identify and recommend individuals for membership as independent members on the Board.

1.  The Committee shall be comprised of all independent board members who, in the opinion of the Board, are free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee. For these purposes, a board member is considered an independent board member if he or she is not an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended. The Board shall designate the Chair of the Committee by majority vote. The Chair of the Committee shall be responsible for leadership of the Committee including, but not limited to, preparing the agenda, presiding over meetings and reporting the Committee's actions to the Board. The Board may replace members of the Committee for any reason.

2.  The functions of the Committee are:

1.  To make nominations for independent trustee membership on the Board of Trustees when necessary. Potential nominees may be considered in light of their professional experience, education, skill and other individual qualities and attributes that contribute to the Board. The Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board's composition;

2.  To consider nominee candidates proposed for the Board of Trustees properly submitted in accordance with Appendix A by shareholders of the Fund on the same basis as it considers and evaluates candidates recommended by other sources;

3.  To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

4.  To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

5.  To review committee chair assignments and committee assignments on an annual basis;

6.  To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

7.  To plan and administer the Board's annual self-evaluation process;

8.  To consider the structure, operations and effectiveness of the Committee annually;

9.  To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel; and

10.  To perform such other functions as the Board may from time to time assign to the Committee.

3.  The Committee shall meet at least once annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. A majority of the members of the Committee shall constitute a quorum, and the Committee will act at an in person or telephonic meeting only by majority vote. The Committee may also act by unanimous written consent. The matters to be considered by the Committee, at any meeting or in general, shall be in the sole discretion of the Nominating Committee. Membership of the Committee shall not be deemed to impose on any Trustee an obligation or duty, or to imply any experience, expertise, or knowledge, different from or greater than that of any other Trustee.

4.  Subject to the agreement of a majority of the Independent Trustees, the Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund.

5.  The Committee shall review this Charter at least annually and recommend to the Board any changes it deems appropriate.

6.  The Committee hereby adopts the following retirement policy: No Trustee may continue to serve as a Trustee of each Trust after the end of the calendar year in which the Trustee attains the age of 72.

Adopted:  December 12, 2014
Amended:  December 8, 2016

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of a Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Committee's consideration.

(a)  The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to a Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

(b)  The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of a Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Committee in connection with the Committee's nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Committee in connection with any subsequent nomination(s).

(c)  The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"), and the names and addresses of at least three professional references; (B) the number of all shares of a Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to a Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of a Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an

"interested person," information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for a Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on a Trust's books; (iv) the number of all shares of a Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years, and (vi) a brief description of the candidate's relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

(d)  The Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of a Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee will not be required to consider such candidate.

APPENDIX D

BENEFICIAL OWNERS OF FUND SHARES AS OF JUNE 30, 2017

HARTFORD FUNDS EXCHANGE-TRADED TRUST

As of June 30, 2017, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the Funds.

Fund	Shares Held	% of Fund	Shareholder Name and Address
Hartford Corporate Bond ETF	290,000	96.67%	JPMorgan Chase Bank NA 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254
Hartford Quality Bond ETF	390,000	97.50%	JPMorgan Chase Bank NA 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254

LATTICE STRATEGIES TRUST

As of June 30, 2017, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of the Funds.

Fund	Shares Held	% of Fund	Shareholder Name and Address
Hartford Multifactor Developed Markets (ex-US) ETF	1,438,252	47.94%	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104
Hartford Multifactor Developed Markets (ex-US) ETF	393,319	13.11%	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281
Hartford Multifactor Developed Markets (ex-US) ETF	349,595	11.65%	Edward D. Jones & Co. 700 Maryville Centre Dr. St. Louis, MO 63141
Hartford Multifactor Developed Markets (ex-US) ETF	200,000	6.67%	Credit Suisse Securities (USA) LLC One Madison Ave., 3rd Floor New York, NY 10010
Hartford Multifactor Developed Markets (ex-US) ETF	175,301	5.84%	LPL Financial Corporation LPL Financial 4707 Executive Dr. San Diego, CA 92121

Fund	Shares Held	% of Fund	Shareholder Name and Address
Hartford Multifactor Developed Markets (ex-US) ETF	165,488	5.52%	TD Ameritrade Clearing, Inc. 4211 South 102nd St. Omaha, NE 68127
Hartford Multifactor Emerging Markets ETF	1,123,347	66.08%	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104
Hartford Multifactor Emerging Markets ETF	266,630	15.68%	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281
Hartford Multifactor Emerging Markets ETF	108,800	6.40%	The Fifth Third Bank Fifth Third Center 38 Fountain Square Plaza, MD 116311 Cincinnati, OH 45263
Hartford Multifactor Emerging Markets ETF	106,221	6.25%	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036
Hartford Multifactor Global Small Cap ETF	180,702	36.14%	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104
Hartford Multifactor Global Small Cap ETF	95,463	19.09%	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York, NY 10036
Hartford Multifactor Global Small Cap ETF	80,927	16.19%	TD Ameritrade Clearing, Inc. 4211 South 102nd St. Omaha, NE 68127

Fund	Shares Held	% of Fund	Shareholder Name and Address
Hartford Multifactor Global Small Cap ETF	47,045	9.41%	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281
Hartford Multifactor Global Small Cap ETF	35,845	7.17%	Merrill Lynch 1 Bryant Park New York, NY 10036
Hartford Multifactor Global Small Cap ETF	32,272	6.45%	J.P. Morgan Securities LLC/JPMC 383 Madison Ave. New York, NY 10179
Hartford Multifactor Low Volatility International Equity ETF	90,000	90.00%	JPMorgan Chase Bank NA 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254
Hartford Multifactor Low Volatility US Equity ETF	140,000	93.33%	JPMorgan Chase Bank NA 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254
Hartford Multifactor REIT ETF	200,000	28.57%	JPMorgan Chase Bank NA 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254
Hartford Multifactor REIT ETF	179,244	25.61%	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104
Hartford Multifactor REIT ETF	128,811	18.40%	Merrill Lynch 1 Bryant Park New York, NY 10036
Hartford Multifactor REIT ETF	80,175	11.45%	TD Ameritrade Clearing, Inc. 4211 South 102nd St. Omaha, NE 68127
Hartford Multifactor US Equity ETF	700,927	70.09%	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104

Fund	Shares Held	% of Fund	Shareholder Name and Address
Hartford Multifactor US Equity ETF	214,489	21.45%	National Financial Services LLC 200 Liberty St. One World Financial Center New York, NY 10281

PROXY TABULATOR P.O. BOX 9112
FARMINGDALE, NY 11735	To vote by Internet 1) Read the Joint Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Joint Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Joint Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	E31493-S61408	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

This Proxy will be voted as instructed on the nominees set forth below. It is understood that if no choice is specified, this Proxy will be voted “FOR” all the nominees if the Proxy Card is signed, dated and returned. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting. A shareholder wishing to  vote in accordance with  the Boards of  Trustees’ recommendations need only sign and date this Proxy Card and return it in the envelope provided.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

		☐	☐	☐

The Boards of Trustees recommend you vote FOR the following:

1. The election of nominees to the Boards of Trustees of Hartford Funds Exchange-Traded Trust and Lattice Strategies Trust

Nominees:

01) Hilary E. Ackermann 02) Robin C. Beery 03) Lynn S. Birdsong 04) James E. Davey 05) Christine Detrick	06) Duane E. Hill 07) William P. Johnston 08) Phillip O. Peterson 09) Lemma W. Senbet 10) David Sung

NOTE: Please sign exactly as name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation,  please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]		Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL
MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 3, 2017:

THE NOTICE AND THE JOINT PROXY STATEMENT ARE AVAILABLE AT WWW.HARTFORDFUNDS.COM/ETFPROXY.

E31494-S61408

HARTFORD FUNDS EXCHANGE-TRADED TRUST

LATTICE STRATEGIES TRUST

PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 3, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS  OF TRUSTEES. The undersigned appoints Alice A. Pellegrino and Joseph Melcher, or each of them separately with power to act without the other and with the right of substitution in each, as proxies of the undersigned to vote, as designated herein, all shares of the series of the trusts named above (the “Funds”) held by the undersigned at the Joint Special Meeting of Shareholders to be held at the offices of Hartford Funds Management Company, LLC, 690 Lee Road, Wayne, Pennsylvania 19087, on October 3, 2017, at 10:00 a.m., Eastern time, and at any adjournments or postponements thereof, upon the matters as set forth in the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement, and to otherwise represent the undersigned with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and Joint Proxy Statement  is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Funds or by executing a superseding proxy.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE